UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 11, 2007

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                        0-1078375                   1590407
(State or other jurisdiction      (Commission File Number)      (IRS Employer
    of incorporation)                                           Identification)


                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (801) 972-5555


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01       Regulation FD Disclosure.

     BSD Medical Corporation issued a press release on September 11, 2007. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

Item 9.01.      Financial Statements and Exhibits.

(d)     Exhibits
99.1    Press Release of BSD Medical Corporation dated September 11, 2007



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Dated: September 11, 2007


                                        By: /s/  Hyrum A. Mead
                                            ------------------------------------
                                            President

                                  EXHIBIT INDEX

Exhibit No.   Description

99.1          Press Release of BSD Medical Corporation dated September 11, 2007.